Exhibit 10.4

No. D-1

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ACT, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITES LAWS, OR (C) IF REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

CAREPAYMENT TECHNOLOGIES, INC.

WARRANT TO PURCHASE

SHARES OF CLASS A COMMON STOCK

Expires April 15, 2015

Portland, Oregon
Issue Date:  April 15, 2010

IN CONSIDERATION OF the representations and covenants set forth herein, and other good and valuable consideration received, and subject to the provisions hereinafter set forth, CarePayment Technologies, Inc., an Oregon corporation (the "Company"), hereby certifies that Aequitas CarePayment Founders Fund, LLC, a Delaware limited liability company or its registered assigns (the "Warrant Holder") is entitled to subscribe for and purchase, during the period specified in this Warrant, up to 1,200,000 shares ("Warrant Shares") (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Class A Common Stock of the Company, at an exercise price per share equal to $0.001 per share (subject to adjustment as hereinafter provided, the "Exercise Price") subject, however, to the provisions and upon the terms and conditions hereinafter set forth.  The right to purchase Warrant Shares will expire at 12:01 a.m., Pacific Time, on April 15, 2015.

1.           Registration of Warrant.  The Company will register this Warrant upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Warrant Holder hereof from time to time.  The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company will not be affected by notice to the contrary.

2.           Representations and Covenants of the Warrant Holder.  This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Warrant Holder:

(a)           The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws.

(b)           The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the United States Securities Act of 1933, as amended (the "1933 Act"), and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws.

(c)           In no event will the Warrant Holder make a disposition of any of its rights to acquire Class A Common Stock or Class A Common Stock issuable upon exercise of such rights unless and until (i)  it has notified the Company of the proposed disposition, and (ii)  if requested by the Company, it has furnished the Company with an opinion of counsel satisfactory to the Company and its counsel to the effect that (A) appropriate action necessary for compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act is available.  Notwithstanding the foregoing, the restrictions on the transferability of any security will terminate when such security is effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration, or such security is sold without registration in compliance with Rule 144 under the 1933 Act.  Whenever the restrictions imposed under this section terminate, the Warrant Holder or holder of a share of Class A Common Stock then outstanding as to which such restrictions have terminated will be entitled to receive from the Company one or more new certificates for the Warrant or for such shares of Class A Common Stock not bearing any restrictive legend.

(d)           The Warrant Holder is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the 1933 Act.

(e)           The Warrant Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

(f)           The Warrant Holder understands that if a registration statement covering this Warrant or the Class A Common Stock is not in effect when it desires to sell this Warrant or the Class A Common Stock, it may be required to hold such securities for an indefinite period.  The Warrant Holder also understands that any sale of this Warrant or the Class A Common Stock purchased under this Warrant which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

3.           Validity of Warrant and Issue of Shares.  The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of the Class A Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.  The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of Class A Common Stock to provide for the exercise of the rights represented by this Warrant.

4.           Registration of Transfers of Warrant.  Subject to compliance with the legend set forth on the face of this Warrant and Section 2(c), the Company will register the transfer of any portion of this Warrant in the Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company.  Upon any such registration or transfer, a new warrant to purchase Class A Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred will be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, will be issued to the transferring Warrant Holder.  The acceptance of the New Warrant by the transferee thereof will be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

5.           Exercise of Warrants.

(a)           Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company will promptly issue or cause to be issued  and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in Section 2(c) and in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the 1933 Act.  Any person so designated by the Holder to receive Warrant Shares will be deemed to have become the holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

(b)           A "Date of Exercise" means the date on which the Company will have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares indicated by the Warrant Holder to be purchased.

(c)           If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, or if less than all of the shares issuable pursuant to the exercise of this Warrant are available at the time of exercise, the Company will issue or cause to be issued a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

(d)           The holder of this Warrant may, at its election, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of Class A Common Stock determined according to the following formula (a "Cashless Exercise"):

Net Number = (A x (B - C))/B

(ii)  For purposes of the foregoing formula:

A = the total number of shares with respect to which this Warrant is then being exercised.

B = the average Market Price (as defined below) over a twenty-one (21) day period ending three trading days before the effective date of the Exercise Notice.

C = the Warrant Exercise Price then in effect at the time of such exercise.

"Market Price" means, with respect to Warrant Shares, if (i) the shares are listed or admitted for listing on any national securities exchange or included in The Nasdaq Global Market or the Nasdaq Capital Market, the last reported sales price as reported on such exchange or market; (ii) if the shares are not so listed or admitted for trading, the average of the last reported closing bid and asked quotation for the shares as reported on the National Association of Securities Dealers Automated Quotation System ("Nasdaq") or a similar service if Nasdaq is not reporting such information; or (iii) if the shares are not so listed or admitted for trading or quoted by Nasdaq or a similar service, the average of the last reported bid and asked quotation for the shares as quoted by a market maker in the shares (or if there is more than one market maker, then the average of the lowest bid and highest asked quotation).  In the absence of any available public quotations for the shares, the Board of Directors of the Company will determine in good faith the fair market value of the shares, which determination will be set forth in a certificate signed by the Secretary of the Company.

6.           Adjustment of Exercise Price and Number of Shares.  The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant, the number of Warrant Shares, and the Exercise Price are subject to adjustment upon the occurrence of the following events, and all such adjustments will be cumulative:

(a)           The Exercise Price of this Warrant and the number of shares of Class A Common Stock or other securities at the time issuable upon exercise of this Warrant will be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

(b)           In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company will not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, the holder of this Warrant, on exercise at any time after the consummation or effective date of such Reorganization (the "Effective Date"), will receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Warrant issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

(c)           In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

7.           Fractional Shares.  The Company will not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant.  The number of full Warrant Shares that will be issuable upon the exercise of this Warrant will be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented.  If any fraction of a Warrant Share would, except for the provisions of this Section 7, be issuable on the exercise of this Warrant, the Company will, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

8.           Notice of Intent to Sell or Merge the Company. The Company will give Warrant Holder ten (10) days notice before the event of a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company in a transaction in which the Company is not the surviving entity.

9.           Notices.  All notices and other communications hereunder will be in writing and will be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date delivered by an overnight courier service; or (iii) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

If to the Company:

CarePayment Technologies, Inc.
5300 Meadows Road, Suite 400
Lake Oswego, OR  97035
Attention:  President

If to the Warrant Holder:

Aequitas CarePayment Founders Fund, LLC
c/o Aequitas Capital Management, Inc.
5300 Meadows Road, Suite 400
Lake Oswego, OR  97035
Attention:  Legal Department

Either party may subsequently designate another address for notices by written notice to the other party.

10.         Miscellaneous.

(a)           This Warrant constitutes the entire agreement between the Company and Warrant Holder with respect to the subject matter hereof, and supersedes all prior agreements between the parties with respect to such subject matter.  This Warrant will be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  This Warrant may be amended only in a writing signed by the Company and the Warrant Holder.

(b)           Nothing in this Warrant will be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant will be for the sole and exclusive benefit of the Company and the Warrant Holder.

(c)           This Warrant will be governed by, construed and enforced in accordance with the internal laws of the State of Oregon without giving effect to principles of conflicts of law.  The parties hereto irrevocably submit to the jurisdiction of any state or federal court sitting in Multnomah County, Oregon, in any action or proceeding brought to enforce, or otherwise arising out of or relating to, this Warrant, and hereby waive any objection to venue in any such court and any claim that such forum is an inconvenient forum.

(d)           Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection herewith or arising out of this Warrant or any transaction contemplated hereby.  In the event suit or action is brought by any party under this Warrant to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party or parties will be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

(e)           The parties agree that a breach or violation of this Warrant will result in immediate and irreparable harm to the non-breaching party in an amount that will be impossible to ascertain at the time of the breach or violation, and that the award of monetary damages will not be adequate relief to the non-breaching party.  The non-breaching party will be entitled to seek equitable or injunctive relief, in addition to other remedies to which it may be entitled at law or equity.  In any action for equitable relief, the parties agree to waive any requirement for the posting of a bond or security.

(f)           The headings herein are for convenience only, do not constitute a part of this Warrant and will not be deemed to limit or affect any of the provisions hereof.

(g)           In case any one or more of the provisions of this Warrant will be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant will not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which will be a commercially reasonably substitute therefor, and upon so agreeing, will incorporate such substitute provision in this Warrant.

(h)           The Warrant Holder will not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

(i)           This Warrant may be executed in one or more counterparts, each of which when executed will be deemed to be an original, but all of which taken together will constitute one and the same agreement.  A facsimile transmission of this signed Warrant will be legal and binding on all parties hereto.

IN WITNESS WHEREOF, each party has caused this Warrant to be duly executed by its authorized representative effective as of the Original Issue Date.

COMPANY:		WARRANT HOLDER:

CAREPAYMENT TECHNOLOGIES, INC.		AEQUITAS CAREPAYMENT
FOUNDERS FUND, LLC

By:	/s/ James T. Quist	By:	Aequitas Capital Management, Inc.,
Name:	James T. Quist		its Manager
Title:	President and Chief
	Executive Officer		By:	/s/ Robert J. Jesenik
			Name:	Robert J. Jesenik
			Title:	Chief Executive Officer

FORM  OF  ELECTION  TO  PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Class A Common Stock under the foregoing Warrant)

To:  CAREPAYMENT TECHNOLOGIES, INC.

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of Class A Common Stock ("Class A Common Stock"), no par value, of CarePayment Technologies, Inc. and encloses the warrant.

Method of Exercise (Please check one box):

☐ The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith the Exercise Price (as defined in the Warrant, originally $0.001 per Warrant Share) for each Warrant Share being purchased or an aggregate of $___________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price together with any applicable taxes payable by the undersigned pursuant to the Warrant.

☐  The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 5(d) of the Warrant.

The undersigned requests that certificates for the shares of Class A Common Stock issuable upon this exercise be issued in the name of:

(Please print name and address)

(Please insert Social Security or Tax Identification Number)

If the number of shares of Class A Common Stock issuable upon this exercise will not be all of the shares of Class A Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Class A Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

(Please print name and address)

Dated: _____________	Name of Warrant Holder:

(Print)
(By)
(Name)
(Title)
Signature must conform in all respects to name of Warrant Holder as specified on the face of the Warrant

FORM OF ASSIGNMENT
(To be signed only on transfer of Warrant)

TO:           CAREPAYMENT TECHNOLOGIES, INC.

FOR VALUE RECEIVED, the undersigned Registered Holder ______________________________
Print Name of Holder

(Please insert Social Security or Tax Identification Number of
Registered Holder)

hereby sells, assigns and transfers unto

(Please Print Name and Address including Zip Code)

(Please insert Social Security or Tax Identification Number of Assignee)

The right to purchase ________ shares of Class A Common Stock of CarePayment Technologies, Inc., evidenced by the attached Warrant, and irrevocably constitutes and appoints _____________________________________ attorney to transfer this Warrant on the books of CarePayment Technologies, Inc. with the full power of substitution in the premises.

If this assignment is not an assignment of all of the shares of Class A Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a new Warrant evidencing the right to purchase the shares of Class A Common Stock not assigned hereby be issued in the name of and delivered to the Registered Holder.

Dated:  ____________________

Signature:

By:
Title:

(Signature must conform in all respects to the name of the Registered Holder as specified on the face of the attached Warrant in every particular, without alteration or any change whatsoever.)